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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2002

ALTERNATIVE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23940	38-2791069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 Hart Road, Suite 300, Barrington, IL (Address of principal executive offices)		60010 (Zip code)

(Registrant's telephone number, including area code)        (847) 381-6701

Alternative Resources Corporation
Current Report of Form 8-K

Item 5.    Other Events.

        On June 13, 2002, Alternative Resources Corporation announced the retirement of Ray Hipp as Chairman and Chief Executive Officer effective immediately.

        On July 1, 2002, Alternative Resources Corporation announced the appointment of George W. Watts as President and Chief Executive Officer. Mr. Watts was also appointed to the Board of Directors.

Item 7.    Financial Statements and Exhibits.

        (c)    Exhibits.

        99.1    Press Release issued on June 13, 2002.

        99.2    Press Release issued on July 1, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALTERNATIVE RESOURCES CORPORATION
	By:	/s/ STEVEN PURCELL Steven Purcell Chief Financial Officer
Date: July 2, 2002

EXHIBIT INDEX

Exhibit	Description	Page No.
99.1	Press Release issued on June 13, 2002.
99.2	Press Release issued on July 1, 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX